Strawberry Fields REIT

September 12, 2022


Oak Lawn

Disclaimer

The information contained in this presentation does not purport to be all-inclusive and neither the Company nor any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, FFO, our strategic plans and objectives, cost management, potential property acquisitions, anticipated capital expenditures (and access to capital), amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, risks, uncertainties and other factors described in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Form 10 filed with the Securities and Exchange Commission (the "SEC") on July 12, 2022. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above. The Company undertakes no duty to update these forward-looking statements.

Legal Disclaimer

STRAWBERRY FIELDS

Legal Disclaimer

Use of Projections

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures not based on generally accepted accounting principles. The Company presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to investors.

These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures used by the Company may differ from the non-GAAP measures used by other companies. We believe that the use of FFO, Adjusted FFO, EBITDA and Adjusted EBITDA are helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance.

These measures, which we refer to as our non-GAAP financial measures, are not prepared in accordance with GAAP and have limitations as analytical tools, and you should not consider this in isolation or as substitutes for analysis of our results of operations as reported under GAAP. You are encouraged to evaluate the adjustments and the reasons we consider them appropriate. The non-GAAP financial measures set forth in this presentation are reconciliated to the most directly comparable GAAP measures in our Form 10 filed with the SEC on July 12, 2022 and on Form 10-Q filed with the SEC on September 8th, 2022. Such reconciliations are also available on our website at www.strawberryfieldsreit.com.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes industry data obtained from publicly available third-party sources. The Company is not aware of any misstatements contained in such industry data, but it has not independently verified it and does not guarantee the accuracy or completeness of such information contained in this presentation.

No Offer

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Neither the Company nor the Company is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

About Strawberry Fields REIT Inc. (the "Company")



The Company is an income producing real estate investment company that owns 78 properties and also holds one additional property under a long-term lease. These properties are leased to third party operators which use them to operate 78 Skilled Nursing Facilities (SNFs), 2 Long Term Acute Care Hospitals (LTACHs) and 3 Assisted Living Facilities (ALFs). These facilities have a total of 10,426 licensed beds.

We primarily lease our properties on a triple net, long term basis, with annual rent escalations of 1%-3%.

48.8% of our properties are leased to related parties, including 41 properties leased to affiliates of two of our directors.

Our properties are located across 9 states: Arkansas, Illinois, Indiana, Kentucky, Michigan, Ohio, Oklahoma, Tennessee and Texas.

The Company specializes in leasing healthcare facilities for SNFs, LTACHs and ALFs. The demand for these types of facilities is expected to continue to grow consistently due the aging population in the U.S.

Our business is financed through a combination of bond debt, HUD guaranteed loans and commercial bank loans.

The operators of our properties primarily provide care to long-term residents who require constant care and rehabilitation.

For the period of 2018-Projected 2022, the Company has shown strong growth in Adjusted EBITDA (CAGR: 9.1%) and Adjusted FFO (CAGR: 22.3%).

STRAWBERRY FIELDS

Portfolio Summary as of 6/30/2022

Demonstrated Operating Results and Financial Strength

78

Owned assets, plus one asset under long term lease

10,426

Total number of beds

85

Total number of facilities

$686M

Total Cost of Real Estate

$69.4M

Annualized Q2 Adjusted EBITDA

2021 Adjusted EBITDA: $67.3M

$49.2M*

Annualized Q2 Adjusted FFO

2021 AFFO: $43.9M

6.1x**

Net Debt to Q2 2022 Adjusted EBITDA*

Covid-19

No material impact on rental payments from tenants

100%

Rent Collected through Q2 2022

*AFFO is defined as an amount equal to FFO less (i) normalized recurring expenditures that are capitalized and then amortized, but which are necessary to maintain a property and its revenue stream and (ii) an adjustment to GAAP revenue to "straight-line" rents. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization

** Calculated utilizing annualized Q2 2022 EBITDA

STRAWBERRY FIELDS

Proven Acquisition Strategy Driving Significant Growth in the Portfolio

2005 – 2014: Moishe Gubin, our Chairman and CEO, and other partners acquire 33 SNF properties in Indiana and Illinois

2008: Infinity, an affiliate of Mr. Gubin, is engaged as consultant to the tenant operators.

2005 to 2014

STRAWBERRY FIELDS

2015 to 2022

2015: Our predecessor, Strawberry Fields REIT, LLC is founded by Mr. Gubin, Mr. Blisko and their partners and acquires their portfolio of 33 SNF properties.

2015: We issued $68.3 million of Series A bonds that are listed on the Tel Aviv Stock Exchange, with an initial S&P Israel "ilA-" rating

2018: We issued $67.1 million of Series B bonds that are listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating

2021: We issued $64.0 million of Series C bonds that are listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating

2021: We created an UPREIT structure, with the Company as the general partner of our operating partnership which holds all of our properties.

2015: We expanded into Texas, Ohio, Oklahoma and Michigan through the purchase of 16 properties.

2016: We expanded into Tennessee and Kentucky through the purchase of 8 properties. We sell one property in Illinois.

2017-2018: We purchased 9 properties in Arkansas, together with one in Indiana and one in Kentucky. Tenants engaged three additional consulting groups (Benchmark, Green Park, and Paramount).

2019 -2020: We purchased 14 additional properties in Arkansas, Kentucky, Illinois and Indiana.

2021: We acquired 5 properties in Tennessee and one in Kentucky. We sold 5 properties in Illinois.

2022: We repaid the Series B Bond and obtained a $105.0 million mortgage loan facility


SF Growth (Number of Facilities)
0
10
20
30
40
50
60
70
80
90
33
37
49
49
56
57
58
59
69
77
81
83
84
85
85
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22

Diversified Base of Consultants to Operators



NORTH DAKOTA
MINNESOTA
Minneapolis
SOUTH DAKOTA
WISCONSIN
MICHIGAN
Toronto
Ottawa
Montreal
Quebec City
MAINE
VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
NEW YORK
CT
RI
New York
PENNSYLVANIA
Philadelphia
NJ
MARYLAND
DE
Washington
NEBRASKA
IOWA
ILLINOIS
OHIO
Columbus
United States
COLORADO
KANSAS
MISSOURI
VIRGINIA
NORTH CAROLINA
Charlotte
SOUTH CAROLINA
Atlanta
GEORGIA
ALABAMA
MISSISSIPPI
Albuquerque
NEW MEXICO
TEXAS
Austin
San Antonio
Houston
LOUISIANA
CHIHUAHUA
COAHUILA
NUEVO LEON
Monterrey
Orlando
Tampa
FLORIDA
Miami

- Infinity of Illinois
- Benchmark Healthcare
- Infinity of Indiana
- Oasis Health Care Group
- Infinity of Tennessee
- AOM Healthcare Management
- Bria Health Services
- Green Park Health Management
- Paramount Healthcare Consultants

Note: Each colored dot refers to a consultant to the operator

Portfolio Composition

79 Buildings

10,426 total beds across 9 states (Illinois, Indiana, Arkansas, Tennessee, Kentucky, Texas, Ohio, Oklahoma, and Michigan)

6 buildings include two types of licensed facilities

In order to leverage scale and efficiencies, the Company focuses on acquiring facilities that are geographically concentrated


Experienced
Management
Team

STRAWBERRY FIELDS

- Moishe Gubin, our Chairman and founder, has served as the Chief Executive Officer since 2014. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and Manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities.

- Nahman Eingal, our Chief Financial Officer, served as the Chief Operating Officer from 2014 to 2019. From 2009 to 2014, Mr. Eingal served as the Treasurer for Infinity Healthcare Management Services of Illinois, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities.

- Jeffrey Bajtner is our Senior Investment Officer. Since June 2021 Mr. Bajtner's role with the Company focuses on acquisitions/dispositions of real estate and overseeing our investor relations. From 2015-May 2021 Mr. Bajtner was a Vice President at BlitzLake Partners, where he oversaw acquisitions for mixed-use developments.

- David Gross serves as our General Counsel. Mr. Gross is an experienced healthcare and transactional attorney with 10+ years in the healthcare industry. Mr. Gross focuses primarily on acquisition, leasing, disposition and financing of skilled nursing facilities, long term acute care hospitals and medical office space.



Board of Directors

- Moishe Gubin, Chairman, who also serves as our Chief Executive Officer.

- Essel Bailey, Director, has spent the last 50 years engaged in the public and private healthcare capital markets, first as a lawyer specializing in corporate and real estate finance and then as an executive of several healthcare companies. In 1992, as founder and chief executive officer of Omega Healthcare Investors, Inc., ("Omega"), a REIT, Mr. Bailey completed a listing on the NYSE raising $250mm. Mr. Bailey continued at Omega until 2001 at which time Omega had investments in excess of $1.5B. Additionally, In 1997 Mr. Bailey founded and separately organized Omega Worldwide Inc. which listed on the NASDAQ, investing $1.5B in healthcare net leased assets in the UK & Australia. Since 2003 Mr. Bailey has been the Chairman of a private healthcare operating company that owns and operates 29 facilities in 4 states.

- Michael Blisko, Director, who is the Chief Executive Officer of Infinity Healthcare Management. Mr. Blisko is a veteran of leading healthcare consultancy portfolios, as well as the architect in creating cutting edge leadership teams. Mr. Blisko is a principal for a myriad of ancillary companies, including United Rx, a long-term pharmacy, Heritage Home Health Care, Xcel Med and Bella Monte Recovery a behavioral health addiction center.

- Jack Levine, Director, is a certified public accountant who has provided financial and consulting services to public and private companies for over 35 years. Since 2019, Mr. Levine has served on the Board of Directors for Blink Charging Co. (NASDAQ: BLNK), a leading owner, operator, and supplier of proprietary electric vehicle ("EV") charging equipment and networked EV charging services. Mr. Levine is a director of EZFill Holdings Inc. (NASDAQ: EZFL), an app-based mobile-fueling company. Mr. Levine is qualified as an SEC financial expert.

- Reid Shapiro, Director, has been the owner of Shappy LLC, a company engaged in business consulting since 2014. From 1998 to 2014, Mr. Shapiro was a partner and co-founder of Elephant Group, Inc., a company engaged in the retail sale of electronic products which grew to approximately 120 locations.

Disciplined Underwriting and Acquisition Strategy

STRAWBERRY FIELDS

Investment Criteria

- 10% projected ROI
- 25% projected IRR over a 20-year investment horizon
- 15% projected ROE at 50% LTV with 5% interest
- Annual lease payment of no more than 80% of operator's pro-forma adjusted EBITDAR
- Focus on smaller deals that are typically off-market and not typically sought by larger REITs.

Due Diligence

- Diligence includes review of operator-level financials (3+ years) and evaluation of existing and anticipated future reimbursements in proposed area
- Thorough review of facility information, including licensing status, zoning and tenant leasehold improvements
- Careful review of potential operators, including background checks and personal financial statements

Asset Management

- Analysis of tenant-furnished operator-level financials, along with operating data, on a monthly basis
- Oversee upkeep of the facilities and review annual surveys to ensure residents are properly cared for
- Evaluation of individual and portfolio property performance, liquidity metrics, lease and debt coverage, occupancy, planned capital expenditures, and other measures
- In-person visits to each facility in the portfolio at least 2 – 3 times per year

Recent Acquisitions

- Acquisition of 231 bed SNF in Illinois for $15.4mm in 2019
- Acquisition of a 72 bed SNF in Indiana for $3.15mm in 2019
- Acquisition of a 108 bed SNF/ALF in Kentucky for $4.4mm in 2020
- Acquisition of a 245 bed SNF in Illinois for $4.0mm in 2020
- Acquisition of 6 facilities in Tennessee and Kentucky with a combined 515 beds for $81mm in 2021

Strong Relationships with Experienced Consulting Groups & Operator Overview

- Our 79 properties are leased to 78 operators that receive consulting services from 9 experienced consulting groups across 9 states.
- We seek to ensure that our tenants have the benefit of experienced consulting groups with a proven track record of assisting operators to provide first class care while maintaining profitability.
- Consulting groups provide the following services to each operator:

—Billing

—Collections

—Regulatory Monitoring

—Appropriate Medical Care

—Sales & Marketing

Strawberry's operators have demonstrated ability to generate consistent and strong profitability despite operating in states that other skilled nursing competitors have had difficulties navigating.

STRAWBERRY FIELDS

Infinity*
- Provides consulting services to 48 operators who lease properties from Strawberry in IL, IN, TN (41 Strawberry facilities with 6,035 licensed beds)
- Founded in 2008 by Michael Blisko and Moishe Gubin, who are directors of the Company.

BRIA
- Founded in 2012 by Avrum Weinfeld, Daniel Weiss & Natan Weiss and headquartered in Skokie, IL
- Provides consulting services to 17 operators in Illinois with over 2,900 beds (including 6 Strawberry facilities located in southern Illinois with 755 licensed beds)

LANDMARK
- Founded in 2017 by Joseph Meisels
- Operates 16 Strawberry facilities in Texas, Kentucky, Illinois, Oklahoma, and Michigan with 1,772 licensed beds

PARAMOUNT
- Founded in 2008 by Dawne Smith and headquartered in Louisiana
- Provides consulting services to a total of 11 operators (1 Strawberry facility in Texas with 182 licensed beds) in Louisiana and Texas

AbsolutCare
- Founded in the 2000's by the Sherman family
- Provides consulting services to 22 operators (including 4 Strawberry facilities with 238 licensed beds) in New York and Ohio.

oasis
- Founded in 2021 by Matis Herzka, Abraham Schreiber and Zalmen Scheinbaum
- Provides consulting services to 14 operators in Arkansas with 1,572 licensed beds (all 14 properties are leased from Strawberry)

* Affiliated Consulting Group

STRAWBERRY FIELDS


Midway
NEUROLOGICAL &
REHABILITATION
CENTER

Skilled Nursing Industry in the U.S

Nursing Home Industry in the U.S - Summary

High barriers to entry:
-Significant set-up costs
-Regulatory restrictions
-Specialized knowledge

Federal and state-level subsidies through Medicaid & Medicare



Growing demand due to an increase in life expectancy

Low supply of new nursing homes and restriction on licensing

STRAWBERRY FIELDS

% of total population



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2010
2020
2030
2040
2050
13.0%
16.1%
19.3%
20.0%
20.2%
1.9%
1.9%
2.3%
3.5%
4.3%
age 65+
age 85+

Total Population for age group in MM



100.0
80.0
60.0
40.0
20.0
0.0
2010
2020
2030
2040
2050
40.2
54.8
72.1
81.2
88.5
5.8
6.6
8.7
14.2
19.0
age 65+
age 85+

Trends in population

As a result of an increase in life expectancy in the United States, by 2030, the population of individuals aged 65 and over is expected to be more than 72 million.(1)

(1) United State Census Bureau

STRAWBERRY FIELDS

COVID-19 Effects and Trends in Occupancy



Change in Occupancy from March 1, 2020
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
-12.00%
-14.00%
-16.00%
3/1/2020
4/1/2020
5/1/2020
6/1/2020
7/1/2020
8/1/2020
9/1/2020
10/1/2020
11/1/2020
12/1/2020
1/1/2021
2/1/2021
3/1/2021
4/1/2021
5/1/2021
6/1/2021
7/1/2021
8/1/2021
9/1/2021
10/1/2021
11/1/2021
12/1/2021
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022

Significant federal government support for nursing home operators

At the onset of the epidemic, there was a 13% decrease in occupancy at our facilities due to the decrease in referrals of new patients (1)

Very high immunization among nursing home residents

Consistent improvement in occupancy rates since the availability of vaccines

(1) From The Company's tenants' data

STRAWBERRY FIELDS


WESTPARK
A WATERS COMMUNITY

Financial Highlights

Projected Adjusted EBITDA and Adjusted FFO Growth 2018-Projected 2022


Projected Adjusted EBITDA Growth ($/thousands)
9.13% CAGR
EBITDA
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
48,942
61,045
66,607
67,344
69,415
2018
2019
2020
2021
Proj 2022


Projected Adjusted FFO Growth ($/thousands)
22.28% CAGR
FFO
60,000
50,000
40,000
30,000
20,000
10,000
0
22,027
30,916
38,844
43,935
49,242
2018
2019
2020
2021
Proj 2022

STRAWBERRY FIELDS

Assets Growth and Base Rent Growth 2017-Projected 2022



Total Assets Growth (GAAP) CAGR ($/thousands)
7.05% CAGR
REAL ESTATE INVESTMENT
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
488,124
560,705
625,249
633,632
686,168
686,168
2017
2018
2019
2020
2021
Q2 2022



Projected Average Base Rent CAGR ($/thousands)
9.41% CAGR
BASE RENTS
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
57,059
61,621
81,258
84,091
86,939
89,474
2017
2018
2019
2020
2021
Proj 2022

STRAWBERRY FIELDS

Debt Structure as of June 30, 2022



Debt Maturity
Years 1-5 Banks
Years 1-5 Bonds
Years 11-20 HUD
20+ HUD
21.96%
20.67%
9.01%
48.36%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%

HUD guaranteed Debt
$279.5MM
Weighted average cost: 3.88%

Secured Bank Debt
$107.0MM
Interest rate: SOFR+3.5%

Unsecured Bond Series A
$39.7MM
Interest rate: 6.4%

Secured Bond Series C
$59.4MM
Interest rate: 5.70%

STRAWBERRY FIELDS

Facility Statistics as of June 2022

Facility Occupancy*of 65.1%**

SNF Average Facility Size of 130 Beds

SNF PPD Average of 85 Residents***

Operators Payor Mix



Insurance 8%
Private 6%
Medicare 13%
Medicaid 73%



*Based on SNF licensed beds as of June 2022.

**As a result of the COVID-19 pandemic, SNF occupancy across the industry has declined. Pre-pandemic the Company's occupancy was 72.5%.

***PPD ("Per Patient Day") is a metric used in the SNF industry to measure how much of any resource is used for residents in a 24-hour period.

Facility Operator & State Diversification

Base Rent divided by Related Consultant



Other 6%
Infinity Healthcare Management of Illinois 26%
Oasis Health Care Group 13%
Benchmark under Landmark brand name 17%
Infinity Healthcare Management of Tennessee 21%
Infinity Healthcare Management of Indiana 17%

Base Rent divided by State



Other 8%
Kentucky 10%
Illinois 31%
Arkansas 13%
Indiana 17%
Tennessee 21%

STRAWBERRY FIELDS

Nani Eingal
CFO
Neingal@SFReit.com

Moishe Gubin
Chairman & CEO
Mgubin@SFReit.com

Jeff Bajtner
Senior Investment Officer
Jbajtner@SFReit.com

6101 Nimtz Parkway South Bend, IN 46628
574.807.0800